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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on the financial statements of ITC/\DeltaCom, Inc. and subsidiaries incorporated by reference in this Registration Statement.



ARTHUR ANDERSEN LLP


Atlanta, Georgia
September 1, 1998